UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Sections 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2003

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                          WAVERIDER COMMUNICATIONS INC.

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               (Exact name of registrant as specified in charter)


                                     NEVADA

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         (State or other jurisdiction of incorporation or organization)



           0-25680                                    33-0264030
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  (Commission File Number)              (I.R.S. Employer Identification Number)



         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4

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               (Address of principal executive offices) (Zip Code)



                                 (416) 502-3200

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              (Registrant's telephone number, including area code)




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          (Former name or former address, if changed since last report)




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Item 5.    Sale of convertible debenture

On July 14, 2003, WaveRider Communications Inc., a Nevada corporation ("WaveRider"), executed a Securities Purchase Agreement with Crescent International Ltd. and Palisades Master Fund L.P. for the sale by WaveRider of $1,600,000 in principal amount of convertible debentures for $1,504,000. The debentures convert into common stock with a conversion price of $.4318. The conversion price is subject to adjustment if the average closing price of the common stock of WaveRider is below $0.5182 for each of the 20 consecutive trading days before the conversion date. In such a case, upon notification of conversion, WaveRider has the option of issuing shares of common stock based on a conversion price equal to 95% of the average of the lowest three closing prices during such 20 day period or paying cash equal to 120% of the principal amount being converted. Under certain circumstances, WaveRider has the option to redeem all of the debentures for cash. WaveRider also issued common stock purchase warrants to purchase 1,019,108 shares of common stock at an exercise price of $.4121 per share. These warrants are exercisable for 5 years. WaveRider will file a registration statement for the resale of the common stock upon conversion of the debentures and exercise of the warrants.

In conjunction with the transaction, the Company paid GreenLight (Switzerland) SA fees of $45,120 and legal costs of Crescent in the amount of $10,000.

The net proceeds of this offering will be used for general working capital purposes.

This private placement was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)    Exhibits

                  4.1      Form of convertible debenture dated July 14, 2003

                  4.2 Form of Series R common stock purchase warrant dated July 14, 2003

                  99.1     Press release dated July 15, 2003

                  99.2 Securities Purchase Agreement dated July 14, 2003, between WaveRider Communications Inc., Crescent International Ltd. and Palisades Master Fund L.P.

                  99.3 Registration Rights Agreement dated July 14, 2003, between WaveRider Communications Inc., Crescent International Ltd. and Palisades Master Fund L.P.



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                                   Signatures:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 17, 2003

                                   WAVERIDER COMMUNICATIONS INC.

                                   By: /s/ Bruce Sinclair
                                       ----------------------------------------
                                       Bruce Sinclair, Chief Executive Officer


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                                  Exhibit Index

                  4.1      Form of convertible debenture dated July 14, 2003

                  4.2 Form of Series R common stock purchase warrant dated July 14, 2003

                  99.1     Press release dated July 15, 2003

                  99.2 Securities Purchase Agreement dated July 14, 2003, between WaveRider Communications Inc., Crescent International Ltd. and Palisades Master Fund L.P.

                  99.3 Registration Rights Agreement dated July 14, 2003, between WaveRider Communications Inc., Crescent International Ltd. and Palisades Master Fund L.P.